                                                                    EXHIBIT 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated June 23, 1997, included in Fleetwood Enterprises, Inc.'s Form 10-K for the year ended April 27, 1997 and to all references to our Firm included in this registration statement.

                                          /s/ Arthur Andersen LLP

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                                          ARTHUR ANDERSEN LLP


Orange County, California
June 24, 1998